HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated March 15, 2011 to your Prospectus

FUND NAME CHANGE

DWS EMERGING MARKETS FIXED INCOME FUND – CLASS A

Effective on or about April 15, 2011, the following name change is made to your Prospectus:

Old Name	New Name

DWS Emerging Markets Fixed Income Fund - Class A	DWS Enhanced Emerging Markets Fixed Income Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.